ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”) is dated as of July 8, 2008, by and among bioMETRX, Inc., a Delaware corporation having its principal offices at 500 North Broadway, Suite 204, Jericho, New York 11753 (the “Company”), bioMETRX Florida, Inc., a Florida Corporation and wholly owned Subsidiary of the Company and Biometrics Investors LLC, a limited liability corporation having its principal offices at c/o Crestview Capital, 95 Revere Drive, Suite A, Northbrook, IL 60062 (“BIL”).

WHEREAS, BIL was a secured lender to Sequiam Corporation (“SQUM”);

WHEREAS, BIL has foreclosed on the capital stock of certain subsidiaries of SQUM (the “SQUM Subsidiaries”);

WHEREAS, the SQUM Subsidiaries own certain valuable assets and business opportunities which BMRX seeks to acquire;

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(1) of the Securities Act, BIL desires to transfer to the Company the assets and business, and business opportunities of the SQUM Subsidiaries to BFI; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated thereunder, the Company, through BFI, desires to acquire such assets and business opportunities of the SQUM Subsidiaries and to issue to BIL in exchange therefor, restricted securities of the Company and BFI.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company, BFI and BIL agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“BFI” means bioMETRX Florida, Inc., a Florida Corporation and wholly-owned Subsidiary of the Company.

“Board of Directors” means the board of directors of the Company and BFI.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation to be filed prior to the Closing by the Company with the Secretary of State of Delaware in the form of Exhibit A attached hereto.

“Closing” means the closing of the transactions relating to the issuance of the Securities and the transfer of the SQUM Subsidiary Assets pursuant to this Agreement.

“Closing Date” means the Business Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) BIL’s obligations to transfer the SQUM Subsidiary Assets and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” for purposes of this transaction and Agreement shall mean the Law Offices of D. David Cohen, with offices located at 500 North Broadway, Suite 133, Jericho, New York 11753.

“Effective Date” means the earlier of the date that a registration statement filed by the Company registering the Underlying Shares is first declared effective by the Commission and the date that the Underlying Shares may be resold pursuant to Rule 144 without volume and manner restrictions.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FWS” means Feldman Weinstein & Smith LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002, counsel to BIL for the purposes of this transaction and Agreement.

“Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means the 300 shares of the Company’s Series A Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation, in the form of Exhibit A hereto.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(f).

“Securities” means the Shares, the Preferred Stock and the shares underlying the Preferred Stock, of which the Shares and Preferred Stock are listed on Schedule B attached hereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to BIL pursuant to this Agreement.

“SQUM Subsidiaries” means the following subsidiaries of SQUM: (1) Sequiam Software, Inc., (2) Fingerprint Detection Technologies, Inc., (3) Biometrics Security Ltd. and (4) Sequiam Biometrics, Inc.

“SQUM Subsidiary Assets” shall mean all of the assets and properties, real, personal and mixed of the SQUM Subsidiaries, including, without limitation, all copyrights, trademarks, tradenames, accounts receivable, equipment, inventory and cash, marketable securities and other cash equivalents and the business and business opportunities of each SQUM Subsidiary as presently exists as set forth on Schedule A attached hereto.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” means this Agreement, the Certificate of Designation and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer, the current transfer agent of the Company, with a mailing address of 59 Maiden Lane, New York, New York and a facsimile number of (718) 236-2641, and any successor transfer agent of the Company.

“Underlying Shares” means the Shares and the shares of Common Stock underlying the Preferred Stock.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 8.7.

ARTICLE II.

TRANSFER OF ASSETS

2.1 On the Closing Date, upon the terms and subject to the conditions set forth herein, BIL shall transfer and use commercially reasonable efforts deliver to the Company all of BIL’s right, title and interest to the SQUM Subsidiary assets, and shall undertake to use reasonable commercial efforts to cause the SQUM Subsidiaries to transfer and deliver, or use commercially reasonable efforts to cause to be transferred and delivered all of such assets, by physical delivery in the instance of physical assets, and by such transfer documents as necessary and appropriate to effectuate a change of title as to the physical assets, and all intangible assets, including intellectual property and domain names. The Company understands that it is receiving assets only, that it is not acquiring any employees, any continuing contractual commitments of purchase or sale of SQUM products, or any good will attached to the SQUM name or business.  This is the purchase of, and transfer of, assets only.

ARTICLE III.

ISSUANCE OF SECURITIES

3.1 On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company shall issue to BIL the Securities.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF BIL

4.1 BIL hereby represents and warrants, as of the date hereof and as of the Closing Date, to the Company and BFI as follows:

(a) Organization; Authority. BIL is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by BIL of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of BIL. Each Transaction Document to which it is a party has been duly executed by BIL, and when delivered by BIL in accordance with the terms hereof, will constitute the valid and legally binding obligation of BIL, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. BIL understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting BIL’s right to sell the Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. BIL is acquiring the Securities hereunder in the ordinary course of its business.

(c) BIL Status. At the time BIL was offered the Securities, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

(d) Experience of BIL. BIL, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. BIL is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) No Consents/Advice. No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other Person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by it. BIL has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its transfer of the SQUM Subsidiary Assets.

(f) [Intentionally Deleted]

(g) SQUM Subsidiary Assets. To the best of BIL's knowledge and information, without having undertaken independent verification or investigation, each of the SQUM Subsidiaries owns the SQUM Subsidiary Assets free and clear of any debt, obligations, claims, obligations or encumbrances, with respect thereto, except as expressly set forth on the Schedule of Assets.

(h) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(i) Full Disclosure. BIL has not omitted to disclose to the Company any material fact known to it necessary to make the representations and warranties made by it herein not misleading; provided, however, that Company acknowledges that BIL has undertaken no independent verification or investigation of the facts underlying the representations and warrants of the BIL Subsidiary Assets.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND BFI

5.1 The Company and BFI hereby represent and warrant, jointly and severally, as of the date hereof and as of the Closing Date, to BIL as follows:

(a) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect on the Company and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Authorization; Enforcement. Each of the Company and BFI has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and BFI and the consummation by each them of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and BFI, respectively, and no further action is required by the Company or BFI, the Board of Directors of each, or the Company’s or BFI’s stockholders. Each Transaction Document to which the Company and/or BFI is a party has been (or upon delivery will have been) duly executed on behalf of the Company and BFI, as applicable, and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company and BFI, as applicable, enforceable against the Company and BFI, as applicable, in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by each of the Company and each Subsidiary of the Transaction Documents, the issuance and sale of the Securities, and the consummation by the Company and each Subsidiary to which it is a party of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. Neither the Company nor BFI is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company and BFI of the Transaction Documents, other than: (i) the filings required pursuant to Section 8.4 of this Agreement, (ii) application(s) to each applicable Trading Market for the listing of the Underlying for trading thereon in the time and manner required thereby and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(e) Issuance of the Securities. The Securities are duly authorized and, when issued in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The shares underlying the Preferred Stock, when issued in accordance with the terms of the Certificate of Designation, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Certificate of Designation.

(f) SEC Reports; Financial Statements. Other than the Company’s late filing of its Quarterly Report on Form 10-Q for the quarter ended march 31, 2008 which has since been filed in compliance with the requirements of the Exchange Act, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.

(g) Capitalization. The capitalization of the Company is as set forth on the SEC Reports. Except as set forth in the SEC Reports or previously disclosed in writing to BIL, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Reports, or as a result of the issuance of the Securities, (i) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, (ii) contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents and (iii) the issuance of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 5.1(h), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

(i) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. BIL shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(j) Full Disclosure. The Company has not omitted to disclose to BIL any material fact known to it necessary to make the representations and warranties made by it herein not misleading.

ARTICLE VI.

CLOSING/CLOSING DOCUMENTS

6.1 Closing. Upon satisfaction of the covenants and conditions set forth in this Agreement, the Closing shall occur at the offices of FWS on Tuesday, July 11, 2008 at 2:00 pm ET, or such other location as the parties shall mutually agree; provided that either party may adjourn the Closing for any and all reasons without penalty for up to ten (10) Business Days. From time to time from and after the Closing, the parties hereto shall execute and deliver, or cause to be executed and delivered, any and all such further agreements, certificates and other instruments, and shall take or cause to be taken any and all such further action, as any of the parties may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement.

6.2 Closing Deliveries.

(a) BIL Deliveries. On or prior to the Closing Date, BIL shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by BIL;

(ii) an officer’s certificate from the Chief Executive Officer of BIL, dated as of the Closing Date, certifying and setting forth (i) the names, signatures and positions of the Persons authorized to execute this Agreement and any other Transaction Documents to which BIL is a party and (ii) a copy of the resolutions of BIL authorizing the execution, delivery and performance of this Agreement; and

(iii) Bills of Sale from such SQUM Subsidiaries transferring to BFI the SQUM Subsidiary Assets in the form of Exhibit B attached hereto.

(b) Company Deliveries. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to BIL the following:

(i) this Agreement duly executed by the Company;

(ii) duly authorized and issued certificates representing the Securities set forth on Schedule B registered in the name of BIL; and

(iii) an officer’s certificate from the Chief Executive Officer of the Company and BFI, respectively, dated as of the Closing Date, certifying and setting forth (i) the names, signatures and positions of the Persons authorized to execute this Agreement and any other Transaction Documents to which the Company or BFI is a party and (ii) a copy of the resolutions of the Company and BFI, as applicable, authorizing the execution, delivery and performance of this Agreement.

ARTICLE VII.

CLOSING CONDITIONS

7.1 Company Conditions. The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met, unless waived by the Company:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of BIL contained herein;

(ii) all obligations, covenants and agreements of BIL required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by BIL of the items set forth in Section 6.2(a) of this Agreement;

(iv) concurrently with the Closing, BIL shall have converted its 12% Secured Convertible Promissory Note with a principal amount of $250,000 into 1,388,889 shares of Common Stock provided that BIL shall also receive common stock purchase warrants to purchase up to 1,388,889 shares of Common Stock, which warrant shall be in form and substance reasonably satisfactory to BIL; and

(v) there shall have been no Material Adverse Effect with respect to the Company occasioned by the transaction, SQUM, the SQUM Subsidiaries or the SQUM Subsidiary Assets to be transferred pursuant to the terms of this Agreement.

7.2 BIL Conditions. The obligations of BIL hereunder in connection with the Closing are subject to the following conditions being met, unless waived by BIL:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company and BFI contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 6.2(b) of this Agreement;

(iv)  the Company shall have agreed to a restructuring of the indebtedness and conversion features of the Company held by BridgePointe Master Fund Ltd. to the reasonable satisfaction of BIL and the Company; and

(v) there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE VIII.

OTHER AGREEMENTS OF THE PARTIES

8.1 Transfer Restrictions on Securities.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company, or to an Affiliate of BIL or in connection with a pledge as contemplated in Section 8.1(b), the Company or BFI, as applicable, may require the transferor thereof to provide to the Company, an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a BIL under this Agreement.

(b) BIL agrees to the imprinting, so long as is required by this Section 8.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a BIL may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, BIL may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate BIL’s expense, the Company, will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities. Any pledge shall take such Securities subject to the restrictions on transfer set forth in this Agreement.

(c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 8.1(b) hereof), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, (iii) if such Underlying Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any shares of Preferred Stock are converted at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 8.1(c), it will, no later than three Trading Days following the delivery by a BIL to the Company or the Transfer Agent of a certificate representing Underlying Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to BIL a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 8. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to BIL by crediting the account of BIL’s prime broker with the Depository Trust Company System as directed by BIL.

8.2 Furnishing of Information. The Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as BIL owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to BIL and make publicly available in accordance with Rule 144(c) such information as is required for BIL to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Underlying Shares may reasonably request, to the extent required from time to time to enable such Person to sell such Underlying Shares without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

8.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to BIL or that would be integrated with the offer or sale of the Securities to BIL for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

8.4 Securities Laws Disclosure; Publicity. The Company shall disclose the material terms of the transactions contemplated hereby in a Current Report on Form 8-K in a timely manner. The Company and BIL shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor BIL shall issue any such press release nor otherwise make any such public statement without the prior consent of the other party, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of BIL, or include the name of BIL in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of BIL, except (a) as required by federal securities law in connection with (i) any registration statement or (ii) the filing of final Transaction Documents (including signature pages thereto) with the Commission or (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide BIL with prior notice of such disclosure permitted under this clause (b).

8.5 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, including but not limited to BFI, will provide BIL or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto BIL shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that BIL shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

8.6 Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Underlying Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Underlying Shares, and will take such other action as is necessary to cause all of the Underlying Shares to be listed on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

8.7 Subsequent Equity Sales. From the date hereof until such time as no BIL holds any of the Securities, neither the Company nor any Subsidiary shall effect or enter into an agreement to effect any Subsequent Financing involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company or any Subsidiry issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. BIL shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

8.8 Conversion Procedures. The form of Notice of Conversion/Exchange included in the Certificate of Designation sets forth the totality of the procedures required of the Purchasers in order to convert the Preferred Stock. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Preferred Stock. The Company shall honor conversions of the Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

8.9 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue shares of Common Stock pursuant to this Agreement and Underlying Shares pursuant to any conversion of Preferred Stock (whether vested or unvested) assuming conversion in full and for purposes of this provision ignoring any conversion restrictions therein.

8.10 Restriction on Resales by BIL. Until the 18 month anniversary of the date hereof, BIL hereby agrees that it shall not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, with respect to any of the Securities unless the applicable assignee, transferee or pledge shall enter into the same agreement for the benefit of the Company (the restrictions shall apply ratably to such Persons and BIL); provided, however, beginning on the 6 month anniversary of the date hereof BIL shall be permitted to dispose of, cumulatively and in any 60 day period, up to an amount of Securities convertible into a number of shares of Common Stock, or shares of Common Stock, equal to the greater of (a) the number of shares of Common Stock could otherwise sell pursuant to Rule 144 during such 60 day period and (b) the number of shares equal to 10% of the number of shares of Common Stock then issuable upon conversion of all vested shares of Preferred Stock held by the holder of such Preferred Stock on the date in question, ignoring for such purposes any conversion limitations set forth therein.

8.11 Directorship. Following the date that at least $3 million of additional capital is raised by the Company following the Closing but prior to December 31, 2008, BIL and the Company shall nominate a representative of BIL to the Board of Directors and the Company and such nominee shall serve for at least one year following the Closing Date. Such nominee shall have the right to resign from the Board of Directors, without a replacement appointee by BIL, at any time following the earlier of (a) one year anniversary of the date hereof and (b) the date that the Company voluntarily or involuntarily commences (or is commenced by a third party) a case or other proceeding under any bankruptcy, reorganization, relief of debtors, dissolution, insolvency or liquidation or similar law.

8.12 Sequiam Biometrics (PTY) Ltd. The Company is currently undertaking a due diligence review of the assets of Sequiam Biometrics (PTY) Ltd. In the event the Company elects to acquire such subsidiary and/or the assets of such subsidiary prior to December 31, 2008, BIL shall use commercially reasonable efforts to effect the transfer of such subsidiary and/or the assets of such subsidiary to the Company for no additional consideration to BIL.

8.13 Reimbursement of Audit Expenses. BIL shall reimburse (or pay directly if directed by the Company and sufficient funds are available to BIL at such time to make such payment), the Company up to, in the aggregate, $55,000 for any accountable, out of pocket expenses to the Company in connection with the appraisal and audit of the SQUM Subsidiary Assets incurred prior to December 31, 2008 and resolved prior to December 31, 2009; provided, however, in the event that the Company raises gross proceeds in one or more debt or equity financing of at least, in the aggregate, $250,000 during the two weeks immediately following the Closing Date, BIL shall not be required to make any reimbursement hereunder.

8.14 Preferred Stock Clawback. In the event that the Company pays cash after the date hereof for any liabilities of the SQUM Subsidiaries not known to the Company or its agents and representatives on or prior to the date hereof, which liabilities were incurred solely in connection with past services provided to SQUM or products sold by SQUM, BIL hereby agrees to surrender for cancellation one share of Preferred Stock (applied first to any vested shares and if no vested shares are then held by BIL, to the first vested shares thereafter) for each $50,000 increment of such liabilities actually paid, up to, in the aggregate, 10 shares of Preferred Stock (or up to, in the aggregate, $500,000 of such liabilities). The Company shall promptly notify BIL of the payment of such liabilities in writing.

ARTICLE IX.

MISCELLANEOUS

9.1 Termination.  This Agreement may be terminated by either party if the Closing has not been consummated on or before July 31, 2008, subject to extension pursuant to Section 6.1; provided, however, that no such termination will affect the right of any party to sue the other party for any alleged breach by the other party occurring prior to such termination.

9.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to BIL.

9.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

9.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

9.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and BIL. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

9.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

9.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

9.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

9.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

9.10 Jurisdiction and Venue. In the event of any dispute arising hereunder, the Parties hereto stipulate and agree to exclusive jurisdiction in either (a) the State of New York, Nassau County, (b) Chicago, Illinois or (c) in an appropriate case, the United States District Court for the Northern District of New York or Illinois. As to any action brought by the Company, the jurisdiction and venue shall be in Chicago, Illinois and as to any action brought by BIL, the jurisdiction and venue shall be in the State of New York, Nassau County. Each of the Parties appoints its respective counsel, noted herein, as its agent to service of process to accept process for such Party in connection with the investigation of any such action.

9.11 Mediation. Unless immediate action is required to mitigate harm to a party or any action seeking specific performance (including, but not limited to, any action or specific performance relating to conversions, exchanges or sales of the Securities), each party agrees to first attempt to resolve disputes by mediation, formally or informally, and allowing at least thirty (30) days for such mediation by a single mediator mutually agreed to by the parties, to be successful before bringing suit against the other party.

9.12 Attorneys Fees. Subject to Section 9.11, if either party shall commence an action seeking relief under any provision of this Agreement and the Transaction Documents, and the other party shall prevail, then the prevailing party in such action shall be reimbursed by the initiating party for the reasonable attorneys’ fees and other costs and expenses incurred by the prevailing party with respect to the defense of such action, including any other claims and counterclaims arising thereunder.

9.13 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

9.14 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

9.15 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

9.16 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company, shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company, of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

9.17 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

9.18 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

9.19 WAIVER OF JURY TRIAL.IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Asset Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BIOMETRX, INC.	Address for Notice: 500 No. Broadway Suite 204
By:__________________________________________ Name: Title: BIOMETRX FLORIDA, INC. By:__________________________________________ Name: Title: With a copy to (which shall not constitute notice):	Jericho, NY 11753
D. David Cohen, Esq. 500 North Broadway Suite 133 Jericho, NY 11753

BIOMETRICS INVESTORS LLC                                                    Address for Notice:

By: _____________________________________
Name:
Title:

With a copy to (which shall not constitute notice):

Robert Charron
Feldman Weinstein & Smith LLP
The Graybar Building
420 Lexington Avenue
New York, New York 10170-0002
Main: (212) 869-7000
Facsimile: (212) 401 4741
e-mail:  rcharron@feldmanweinstein.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Schedule A

SQUM SUBSIDIARY ASSETS

[schedules to be attached]

Schedule B

SECURITIES ISSUED AT CLOSING

1. 300 shares of Preferred Stock (44 of which are vested, the rest unvested).

2. 1,388,807 shares of Common Stock.

3. a warrant to purchase up to 1,388,807 shares of Common Stock with a term of 5 years and an exercise price equal to $1.00.